                                                       UNITED STATES
                                            SECURITIES AND EXCHANGE COMMISSION
                                                  Washington, D.C. 20549

                                                         FORM 8-K

                                                      CURRENT REPORT
                                            Pursuant to Section 13 OR 15(d) of
                                            The Securities Exchange Act of 1934

                            Date of Report (Date of earliest event reported): October 19, 2005

                                                   U.S. Can Corporation
                                  (Exact name of registrant as specified in its charter)

                         Delaware                                    1-13678                         06-1094196
               (State or other jurisdiction                     (Commission File                   (IRS Employer
                     of incorporation)                               Number)                    Identification No.)

     700 East Butterfield Road, Suite 250, Lombard, IL                                                 60148
         (Address of principal executive offices)                                                    (Zip Code)

                             Registrant's telephone number, including area code (630) 678-8000

                              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2005, the stockholders of U.S. Can Corporation (the "Company") approved the U.S. Can Corporation 2005
Equity Incentive Plan (the "Plan"). The following summary of the Plan is qualified in its entirety by the terms of the
Plan, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

The Plan provides for the grant of restricted stock by the Board of Directors to employees and directors of, and consultants and advisors to, the Company or its affiliates who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its affiliates.  The Plan permits the Board to determine the terms of the awards granted pursuant to the Plan, subject to the limitations provided in the Plan, including, without limitation, the time or times at which such awards will vest.  Awards covering up to a maximum of 7,046 shares of Common
Stock and 22,125 shares of Series B Preferred Stock ("Preferred Stock") of the Company are authorized for grant under the
Plan, which has a ten-year term.

On October 19, 2005, the Board of Directors granted restricted stock awards totaling 20,703 shares of Preferred Stock and
2,291 shares of Common Stock to executive officers and other employees of the Company.  The aggregate offering price for the awards was $20,703 for purchases of Preferred Stock and $2,291 for purchases of Common Stock.  Details of the awards of Common Stock and Preferred Stock to directors and executive officers of the Company were as follows:

--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
                                                                                           Percentage        Annual vesting
                                                       Shares of         Shares of         vested at            periods
Executive Officer                                     Common Stock    Preferred Stock       issuance        (20% per period)
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
Philip R. Mengel, Chief Executive Officer                    0             7,504             60%                   2
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
Michael M. Rajkovic, Executive Vice President and            0             2,202           None.                   5
   Chief Financial Officer
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
George V. Bayly, Co-Chairman of the Board                    0             2,162             20%                   4
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
Robert C. Ballou, Executive Vice President,                750             1,876           None.                   5
   Manufacturing and Supply
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
James M. Aikins, Senior Vice President, Human              250               734           None.                   5
   Resources
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
Larry S. Morrison, Senior Vice President, Metal            174               600             20%                   4
   Manufacturing and Lithography
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------
Emil P. Obradovich, Vice President and Chief               174               600             20%                   4
   Technical Officer
--------------------------------------------------- ----------------- ----------------- ----------------- ---------------------

A pro rata portion of the Common Stock and Preferred Stock will vest in each period.  A form of the Restricted Stock
Agreements pursuant to which the shares were purchased is attached to this Current Report on Form 8-K as Exhibit 99.2.

Item 3.02 Unregistered Sales of Equity Securities.

Please refer to the information contained in Item 1.01 of this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1     U.S. Can Corporation 2005 Equity Incentive Plan
99.2     Form of Restricted Stock Agreement

                                                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 By:          /s/ Michael M. Rajkovic
                                                                 Name:    Michael M. Rajkovic
                                                                 Title:   Executive Vice President and Chief Financial Officer
Date: October 25, 2005